UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Yum China Holdings, Inc. (the “Company”) held its 2017 annual meeting of stockholders at 8:30 a.m. local time on April 28, 2017 at the Mandarin Oriental Hong Kong, 5 Connaught Road, Central, Hong Kong (the “Annual Meeting”).  A total of 321,345,675 shares, or 83.6% of the Company’s outstanding common stock, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.  At the Annual Meeting, the Company’s stockholders: (i) elected the three Class I director nominees listed below to serve until the 2019 annual meeting of the Company’s stockholders; (ii) ratified the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2017; (iii) approved, on an advisory basis, the Company’s named executive officer compensation; and (iv) approved, on an advisory basis, a frequency of every one year for the advisory vote to approve the Company’s named executive officer compensation.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of three Class I director nominees to serve until the 2019 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Peter A. Bassi	263,055,856	10,043,546	326,376	47,919,897
Ed Yiu-Cheong Chan	235,148,330	37,943,949	333,499	47,919,897
Edouard Ettedgui	262,954,265	10,125,516	345,997	47,919,897

Proposal 2:	The ratification of the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2017:

For	Against	Abstain	Broker Non-Votes
318,788,270	2,031,052	526,353	0

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
261,220,451	10,608,154	1,597,173	47,919,897

Proposal 4:	An advisory vote to approve the frequency of the advisory vote on the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
252,438,382	983,448	19,451,398	552,550	47,919,897

Consistent with the voting results for Proposal 4, the Company decided to conduct future advisory votes on the Company’s named executive officer compensation once every year until the next required advisory vote on the frequency of the advisory vote on the Company’s named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Shella Ng
		Name:	Shella Ng
		Title:	Chief Legal Officer and Corporate Secretary
Date: May 2, 2017

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